American Century Government Income Trust Summary Prospectus and Prospectus Supplement Ginnie Mae Fund
Supplement dated December 21, 2024 ■ Summary Prospectus and Prospectus dated August 1, 2024

Dan Shiffman, Vice President and Senior Portfolio Manager, has announced his plans to retire on March 15, 2025. As a result, he will no longer serve as a portfolio manager for the fund effective December 31, 2024.

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